Filed under Rule 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

(the “Trust”)

Supplement dated December 12, 2024

to the Trust’s Statement of Additional Information (“SAI”)

dated July 29, 2024, as supplemented and amended to date

Effective immediately, the information in the SAI under the title “PRICE OF SHARES” is deleted and replaced with the following:

Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies and to funds-of-funds. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolios’ policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with the Portfolio’s pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a pricing service approved by the valuation designee. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a pricing service approved by the valuation designee as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a pricing service approved by the valuation designee. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service approved by the valuation designee. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service approved by the valuation designee. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a pricing service approved by the valuation designee. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but a Portfolio may hold or, from time to time, transact in such securities in smaller, odd lot sizes in which case they may be fair valued in accordance with the PRC Procedures.

Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a loan pricing service approved by the valuation designee.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.

Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.